                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    ________

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           CENTERPRISE ADVISORS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                                          36-4272852
              --------                                          ----------
(State of incorporation or organization)                     (I.R.S. Employer
                                                            Identification No.)

225 West Washington Street, Suite 1600, Chicago IL             60606
-------------------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


     If this form relates to the              If this form relates to the registration of
     registration of a class of securities    a class of securities pursuant to Section
     pursuant to Section 12(b) of The         12(g) of The Exchange Act and is
     Exchange Act and is effective            effective pursuant to General
     pursuant to General Instruction          Instruction A.(d), please check the
     A.(c), please check the following        following box.  [_]
     box.  [X]

Securities Act registration statement file number to which this form relates:
333-75863

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of Each Class     Name of Exchange on Which Each
            to be so Registered       Class is to be Registered
            -------------------       -------------------------
               Common Stock,         The New York Stock Exchange
              $0.01 par value

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     The description of the Common Stock, $.01 par value per share, of the Registrant to be registered that is contained in the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1, File No. 333-75863 filed with the Securities and Exchange Commission on April 7, 1999, as amended from time to time (the "Registration Statement"), is hereby incorporated herein by reference. Any form of prospectus that constitutes part of the Registration Statement and is filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.

Item 2.   Exhibits.
          --------

Exhibit
Number    Description of Document
-------   -----------------------
  1/*/    Specimen stock certificate representing Common Stock, incorporated herein by reference to Exhibit 4.1 to be filed with an amendment to the Registration Statement.

2.1/*/    Form of Amended and Restated Certificate of Incorporation of the
          Registrant, incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

2.2/*/ Form of Amended and Restated Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registration Statement.


/*/ Incorporated by reference to the corresponding exhibit to the Registrants' registration statement on Form S-1 filed on April 7, 1999.

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                          CENTERPRISE ADVISORS, INC.
                          --------------------------
                                 (Registrant)


Date:  June 17, 1999      By:    /S/ Robert C. Basten
                               ------------------------------------
                               Robert C. Basten
                               Chairman and Chief Executive Officer

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